T. Rowe Price Institutional International Bond Fund

Supplement to Prospectus and Summary Prospectus Dated May 1, 2018, as Supplemented

Important Information about the T. Rowe Price Institutional International Bond Fund

On November 19, 2018, the assets and liabilities of the fund were transferred to, and the fund was reorganized into, the T. Rowe Price International Bond Fund through a tax-free reorganization that was approved by the fund’s shareholders at a shareholder meeting on October 23, 2018. As a result, the fund is no longer available for purchase.

The date of this supplement is December 17, 2018.

12/17/18